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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                ______________


                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                ______________



Date of Report (Date of earliest event reported):  JULY 20, 2001



                          Sight Resource Corporation
                          --------------------------
            (Exact name of registrant as specified in its charter)


   DELAWARE                      0-21068                        04-3181524
---------------           ---------------------            ---------------------
(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)


              100 JEFFREY AVENUE, HOLLISTON, MASSACHUSETTS 01746
           --------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (508) 429-6916

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                           SIGHT RESOURCE CORPORATION

                                     INDEX


Item                                                       Page No.
----                                                       --------

     Item 1.  Changes in Control of Registrant                    3

     Item 5.  Other Events and Regulation FD Disclosure           5

     Item 7.  Financial Statement and Exhibits                    6

     Signatures                                                   7

     Exhibit Index                                                8

                                       2
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

(a) On July 20, 2001, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of May 23, 2001 by and among Sight Resource Corporation (the "Registrant"), Eyeshop Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Registrant ("EAC"), and eyeshop.com inc., a Delaware corporation ("Eyeshop"), EAC merged with and into Eyeshop (the "Merger") and Eyeshop became a wholly owned subsidiary of the Registrant. Although Eyeshop became a wholly owned subsidiary of the Registrant, through the Merger and related sales of common stock, control of the Registrant was changed from being vested in the public at large to being vested in the former stockholders of Eyeshop and their associates as described below. The Merger Agreement is incorporated herein by reference as Exhibit 2.1 hereto.

Pursuant to the Merger Agreement, Eyeshop stockholders exchanged their Eyeshop stock for the following at the closing of the merger:

   o Each outstanding share of Eyeshop common stock was exchanged for 4.52 shares of the Registrant's common stock;

   o Each outstanding share of Eyeshop Series A Preferred Stock was exchanged for 9.79 shares of the Registrant's common stock; and

   o Each outstanding share of Eyeshop Series B Preferred Stock was exchanged for 33.72 shares of the Registrant's common stock.

Pursuant to the Merger Agreement, former Eyeshop stockholders are also entitled to receive additional shares of the Registrant's common stock if and when the options, warrants and other rights to receive the Registrant's common stock that were held by the Registrant's securityholders as of May 23, 2001 are exercised.

On May 23, 2001, the Registrant entered into a common stock purchase agreement by and among the Registrant, Eyeshop and certain investors associated with Eyeshop (the "Stock Purchase Agreement"), pursuant to which the Registrant agreed to sell, in two tranches, an aggregate of 5,000,000 shares of its common stock at a price of $0.20 per share for an aggregate purchase price of $1,000,000, to persons associated with Eyeshop. The Registrant closed on the sale of the first tranche of 1,250,000 shares for $250,000 on May 23, 2001. The second tranche of 3,750,000 shares for $750,000 closed on July 20, 2001. The Stock Purchase Agreement is incorporated herein by reference as Exhibit 2.2 hereto.

On May 31, 2001, the Registrant entered into a common stock purchase agreement by and among the Registrant and certain investors associated with Eyeshop (the "Second Stock Purchase Agreement"), to sell an aggregate of 6,569,500 shares of its common stock at a price of $0.20 per share for an aggregate purchase price of $1,313,900. The Registrant closed on the sale of the 6,569,500 shares on July 20, 2001. The Second Stock Purchase Agreement is incorporated herein by reference as Exhibit 2.3 hereto.

The source of the funds used to purchase the shares under the Stock Purchase Agreement and the Second Stock Purchase Agreement was personal funds, working capital and funds from affiliates of the investors.

                                       3
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The Second Stock Purchase Agreement is incorporated herein by reference as
Exhibit 2.3 hereto.

Pursuant to the terms of the Merger Agreement, the Common Stock Purchase Agreement and the Second Stock Purchase Agreement, certain members of management of Eyeshop were appointed to management positions of the Registrant as follows:
E. Dean Butler became the Chairman of the Registrant's Board of Directors (the "Board"); Carene Kunkler became the President and Chief Executive Officer and a Director; and William Connell and Dino Tabacchi were appointed to the Board. In connection with these appointments, Steve Blinn resigned as a Director and William T. Sullivan resigned from his positions as President and Chief Executive Officer and as a Director. As a result of the foregoing, persons associated with Eyeshop hold four of the eight seats on the Board.

Immediately after the Merger, (i) the former stockholders of Eyeshop held approximately 25% of the Registrant's common stock and (ii) the investors associated with Eyeshop who purchased shares of the Registrant's common stock pursuant to the Common Stock Purchase Agreement and the Second Stock Purchase Agreement held approximately 39% of the Registrant's common stock.
Collectively, the former stockholders of Eyeshop together with the common stock purchasers associated with Eyeshop held approximately 18,876,162 shares of the Registrant's common stock immediately after the merger, or approximately 64% of the Registrant's issued and outstanding common stock and 61% of the Registrant's issued and outstanding voting securities.

In connection with the foregoing, all of the investors who purchased the Registrant's Common Stock pursuant to the Common Stock Purchase Agreement and the Second Stock Purchase Agreement, all of the former Eyeshop stockholders and all of the officers and directors of the Registrant entered into voting agreements, dated May 23, 2001 (the "Voting Agreements"), as a condition to the closing of the transactions. Each Voting Agreement provides that the security holders subject to the Voting Agreement agree to vote in favor of the following nominees to the Board when the class of directors in which they are members is up for reelection during the three years following the effective time of the
Merger: E. Dean Butler, Carene Kunkler, William Connell, Christian Callsen, William McLendon and/or Ryan Schwarz (and for any of the foregoing who does not serve, that person's designee); and, to the extent there are positions on the Board not filled by any of the foregoing, for any additional nominees recommended to the stockholders for election by the Board. The Voting Agreements are incorporated herein by reference as part of Exhibit 2.1 hereto.

(b)  Not applicable.

                                       4
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 20, 2001, the Registrant issued a press release announcing that at the continuation of Company's annual meeting on July 20, 2001, its stockholders adopted an amendment to the Registrant's Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 shares to 50,000,000 shares and closed its merger with eyeshop.com inc. and two equity financings.

In addition, the press release also announced that the Registrant had received approval from its stockholders to amend the Registrant's 1992 Employee, Director and Consultant Stock Option Plan to increase the maximum number of shares of common stock reserved for issuance pursuant to stock options that may be granted under the option plan from 1,850,000 shares to 6,500,000 shares.

The press release has been filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In addition to changes in the composition of the Board that were effected on May 23, 2001, Dino Tobacchi was appointed to the Board on July 30, 2001. As a result of the foregoing, persons associated with Eyeshop hold four of the eight seats on the Board.

                                       5
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.  Not applicable.

(b)  Pro forma financial information.  Not applicable.

(c)  Exhibits.


Exhibit No.          Description
-----------          -----------
   2.1               Agreement and Plan of Merger, dated May 23, 2001, by and
                     among Sight Resource Corporation, Eyeshop Acquisition
                     Corporation and eyeshop.com inc. (incorporated herein by reference to Annex A to the Registrant's Definitive Proxy
                     Statement, filed with the Securities and Exchange
                     Commission (the "SEC") on June 21, 2001).

   2.2 Common Stock Purchase Agreement, dated May 23, 2001, by and among Sight Resource Corporation, eyeshop.com inc. and the purchasers listed on Exhibit A attached thereto (incorporated herein by reference to Annex B to the Registrant's Definitive Proxy Statement, filed with the SEC on June 21, 2001).

   2.3 Common Stock Purchase Agreement, dated May 31, 2001, by and among Sight Resource Corporation and the purchasers listed on Exhibit A attached thereto (incorporated herein by reference to Annex C to the Registrant's Definitive Proxy Statement, filed with the SEC on June 21, 2001).

  99.1               Press Release, dated July 20, 2001.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SIGHT RESOURCE CORPORATION


Date: August 6, 2001               By:  /s/ Carene S. Kunkler
                                       -------------------------------------
                                       Carene S. Kunkler
                                       President and Chief Executive Officer

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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.          Description
-----------          -----------
   2.1               Agreement and Plan of Merger, dated May 23, 2001, by and
                     among Sight Resource Corporation, Eyeshop Acquisition
                     Corporation and eyeshop.com inc. (incorporated herein by reference to Annex A to the Registrant's Definitive Proxy
                     Statement, filed with the Securities and Exchange
                     Commission (the "SEC") on June 21, 2001).

   2.2 Common Stock Purchase Agreement, dated May 23, 2001, by and among Sight Resource Corporation, eyeshop.com inc. and the purchasers listed on Exhibit A attached thereto (incorporated herein by reference to Annex B to the Registrant's Definitive Proxy Statement, filed with the SEC on June 21, 2001).

   2.3 Common Stock Purchase Agreement, dated May 31, 2001, by and among Sight Resource Corporation and the purchasers listed on Exhibit A attached thereto (incorporated herein by reference to Annex C to the Registrant's Definitive Proxy Statement, filed with the SEC on June 21, 2001).

  99.1               Press Release, dated July 20, 2001.

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